Disclaimer

COMPUTATIONAL MATERIALS

This Series Term Sheet contains tables and other statistical analyses (the “Computational Materials”). These Computational Materials have been prepared by Friedman, Billings, Ramsey & Co., Inc. in reliance upon information furnished by the issuer of the securities and its affiliates. These Computational Materials are furnished to you solely by Friedman, Billings, Ramsey & Co., Inc. and not by the issuer of the securities. They may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such, no assurance can be given as to the Computational Materials’ accuracy, appropriateness or completeness in any particular context nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. If the Computational Materials were generated using a hypothetical group of mortgage loans, the specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. If these Computational Materials, including without limitation the collateral tables which follow, are based only on a statistical pool of mortgage loans expected to be included in the trust along with other mortgage loans on the closing date, the specific characteristics of these securities also may differ from those shown in the Computational Materials. Certain mortgage loans contained in this statistical pool may be deleted from the final pool of mortgage loans delivered to the trust on the closing date. This statistical pool may not necessarily represent a statistically relevant population, notwithstanding any contrary references herein. Although FBR believes the information with respect to the statistical pool will be representative of the final pool of mortgage loans, the collateral characteristics of the final pool may nonetheless vary from the collateral characteristics of the statistical pool. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither Friedman, Billings, Ramsey & Co., Inc. nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

First NLC 2005-1 Preliminary Stratifications	165 records
Friedman Billings Ramsey

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Mortgage Rate (%)	Loans	Balance	Balance	Coupon	Score	CLTV

5.501 - 6.000	6	939,009.56	3.38	5.957	658	66.22
6.001 - 6.500	22	4,834,780.06	17.43	6.368	650	79.30
6.501 - 7.000	40	7,707,361.98	27.78	6.841	621	77.27
7.001 - 7.500	19	3,475,363.75	12.53	7.418	623	79.46
7.501 - 8.000	40	6,657,870.27	24.00	7.757	596	78.07
8.001 - 8.500	9	1,338,279.91	4.82	8.217	586	73.32
8.501 - 9.000	13	1,454,844.20	5.24	8.847	608	80.40
9.001 - 9.500	5	487,177.36	1.76	9.199	625	93.63
9.501 - 10.000	3	196,150.55	0.71	9.789	607	86.93
10.001 - 10.500	1	208,000.00	0.75	10.250	642	87.32
10.501 - 11.000	2	107,575.22	0.39	10.918	657	96.73
11.001 - 11.500	2	54,680.09	0.20	11.457	666	99.98
11.501 - 12.000	2	144,501.11	0.52	11.750	651	93.47
12.001 - 12.500	1	135,600.00	0.49	12.500	706	100.00

Total:	165	27,741,194.06	100.00	7.358	620	78.44

Min: 5.875%
Max: 12.500%
Weighted Average: 7.358%

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Current Balance ($)	Loans	Balance	Balance	Coupon	Score	CLTV

0.01 - 50,000.00	9	369,692.36	1.33	9.223	626	70.74
50,000.01 - 100,000.00	36	2,733,429.07	9.85	8.391	598	78.30
100,000.01 - 150,000.00	41	5,164,061.49	18.62	7.432	613	75.04
150,000.01 - 200,000.00	27	4,770,856.71	17.20	7.107	608	73.53
200,000.01 - 250,000.00	28	6,245,635.17	22.51	7.182	628	79.96
250,000.01 - 300,000.00	10	2,771,951.61	9.99	6.884	616	80.79
300,000.01 - 350,000.00	5	1,574,139.22	5.67	7.306	630	81.40
350,000.01 - 400,000.00	3	1,132,287.21	4.08	7.402	651	81.60
400,000.01 - 450,000.00	2	846,000.00	3.05	7.767	656	94.79
450,000.01 - 500,000.00	1	469,461.33	1.69	7.500	593	77.02
500,000.01 - 550,000.00	2	1,054,079.89	3.80	6.435	668	83.91
600,000.01 - 650,000.00	1	609,600.00	2.20	7.875	620	80.00

Total:	165	27,741,194.06	100.00	7.358	620	78.44

Min: $23,700.00
Max: $609,600.00
Average: $168,128.45

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Loan Type	Loans	Balance	Balance	Coupon	Score	CLTV

ARM 2/28	59	11,131,532.17	40.13	7.272	631	82.98
ARM 3/27	48	7,627,769.05	27.50	7.430	585	71.67
30 Year Fixed	29	3,746,926.00	13.51	8.064	623	76.88
ARM 2/28 60 Month IO	12	2,916,250.00	10.51	6.805	640	82.50
ARM 3/27 60 Month IO	6	1,327,198.66	4.78	6.855	663	78.50
15 Year Fixed	8	748,236.11	2.70	7.535	658	78.48
20 Year Fixed	3	243,282.07	0.88	6.985	592	57.35

Total:	165	27,741,194.06	100.00	7.358	620	78.44

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their afiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their afiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

First NLC 2005-1 Preliminary Stratifications	165 records
Friedman Billings Ramsey

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Lien Position	Loans	Balance	Balance	Coupon	Score	CLTV

1	154	27,002,550.08	97.34	7.271	619	78.05
2	11	738,643.98	2.66	10.547	666	92.44

Total:	165	27,741,194.06	100.00	7.358	620	78.44

			Percent of	Weighted	Weighted	Weighted
	Number	Outstanding	Outstanding	Average	Average	Average
Remaining Term to Maturity	of	Principal	Principal	Gross	Credit	Original
(Months)	Mortgage	Balance	Balance	Coupon	Score	CLTV

169 - 180	8	748,236.11	2.70	7.535	658	78.48
229 - 240	3	243,282.07	0.88	6.985	592	57.35
349 - 360	154	26,749,675.88	96.43	7.357	620	78.63

Total:	165	27,741,194.06	100.00	7.358	620	78.44

Min: 177
Max: 360
Weighted Average: 353

			Percent of	Weighted	Weighted	Weighted
	Number	Outstanding	Outstanding	Average	Average	Average
	of	Principal	Principal	Gross	Credit	Original
Seasoning (Months)	Mortgage	Balance	Balance	Coupon	Score	CLTV

0	69	11,821,687.00	42.61	7.140	616	78.22
1	27	5,079,796.14	18.31	7.603	635	80.53
2	35	5,516,220.53	19.88	7.572	605	76.20
3	24	3,834,057.47	13.82	7.319	631	79.01
4	10	1,489,432.92	5.37	7.567	641	79.81

Total:	165	27,741,194.06	100.00	7.358	620	78.44

Min: 0
Max: 4
Weighted Average: 1

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their afiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their afiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

First NLC 2005-1 Preliminary Stratifications	165 records
Friedman Billings Ramsey

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Original CLTV (%)	Loans	Balance	Balance	Coupon	Score	CLTV

25.01 - 30.00	2	110,065.45	0.40	7.315	600	27.32
30.01 - 35.00	1	174,841.80	0.63	6.500	539	30.76
35.01 - 40.00	3	255,099.96	0.92	7.161	576	39.01
40.01 - 45.00	1	127,586.24	0.46	8.250	525	44.29
45.01 - 50.00	2	330,500.00	1.19	6.193	629	47.45
50.01 - 55.00	4	481,667.32	1.74	7.565	551	53.78
55.01 - 60.00	6	694,243.67	2.50	7.485	596	57.62
60.01 - 65.00	11	1,696,809.63	6.12	7.251	621	63.01
65.01 - 70.00	14	2,177,986.57	7.85	7.466	571	68.51
70.01 - 75.00	29	4,930,220.83	17.77	7.237	598	73.65
75.01 - 80.00	28	6,133,411.99	22.11	7.235	631	79.35
80.01 - 85.00	10	1,486,082.86	5.36	6.950	613	84.20
85.01 - 90.00	32	6,160,059.56	22.21	7.350	631	89.23
90.01 - 95.00	8	1,259,331.86	4.54	7.073	691	93.65
95.01 - 100.00	14	1,723,286.32	6.21	8.869	676	99.63

Total:	165	27,741,194.06	100.00	7.358	620	78.44

Min: 26.74%
Max: 100.00%
Weighted Average: 78.44%

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
FICO Score	Loans	Balance	Balance	Coupon	Score	CLTV

501 - 520	1	59,582.07	0.21	7.875	513	70.59
521 - 540	11	1,344,893.49	4.85	7.780	533	56.42
541 - 560	13	1,567,085.11	5.65	7.805	549	68.69
561 - 580	18	3,100,769.77	11.18	7.286	570	72.45
581 - 600	23	4,217,628.40	15.20	7.506	588	80.13
601 - 620	26	4,409,725.01	15.90	7.297	613	75.74
621 - 640	19	3,494,499.70	12.60	7.309	629	79.69
641 - 660	22	3,792,275.60	13.67	7.410	651	82.60
661 - 680	16	3,344,592.52	12.06	7.085	670	87.16
681 - 700	7	851,142.53	3.07	7.243	689	87.81
701 - 720	4	533,323.36	1.92	8.315	711	97.78
741 - 760	2	602,409.56	2.17	6.278	754	78.23
761 - 780	1	179,816.94	0.65	6.625	761	64.64
781 - 800	2	243,450.00	0.88	6.654	788	93.32

Total:	165	27,741,194.06	100.00	7.358	620	78.44

Min: 513
Max: 789
Weighted Average: 620

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Use of Proceeds	Loans	Balance	Balance	Coupon	Score	CLTV

Cashout	143	23,948,190.85	86.33	7.277	615	77.15
Purchase	15	2,771,774.57	9.99	8.092	665	85.59
Rate/Term Refinance	7	1,021,228.64	3.68	7.272	617	89.08

Total:	165	27,741,194.06	100.00	7.358	620	78.44

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their afiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their afiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

First NLC 2005-1 Preliminary Stratifications	165 records
Friedman Billings Ramsey

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Orginal
Property Type	Loans	Balance	Balance	Coupon	Score	CLTV

Single Family	149	24,588,403.03	88.63	7.347	619	78.71
3-4 Unit	4	1,303,107.77	4.70	7.144	645	76.06
Duplex	4	868,000.00	3.13	7.358	624	72.36
Condo	7	863,183.26	3.11	7.986	605	80.91
Townhouse	1	118,500.00	0.43	7.500	632	75.00

Total:	165	27,741,194.06	100.00	7.358	620	78.44

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Orginal
Documentation Type	Loans	Balance	Balance	Coupon	Score	CLTV

Stated	165	27,741,194.06	100.00	7.358	620	78.44

Total:	165	27,741,194.06	100.00	7.358	620	78.44

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Orginal
Occupancy Type	Loans	Balance	Balance	Coupon	Score	CLTV

Owner Occupied	156	26,175,786.77	94.36	7.344	621	78.81
Non-Owner Occupied	9	1,565,407.29	5.64	7.602	610	72.25

Total:	165	27,741,194.06	100.00	7.358	620	78.44

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Orginal
Loan Grade	Loans	Balance	Balance	Coupon	Score	CLTV

A	74	13,651,110.21	49.21	7.277	662	83.54
B	71	11,623,898.18	41.90	7.356	589	75.99
C	20	2,466,185.67	8.89	7.819	538	61.74

Total:	165	27,741,194.06	100.00	7.358	620	78.44

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their afiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their afiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an ofer to sell, nor a solicitation of an ofer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An ofering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

First NLC 2005-1 Preliminary Stratifications	165 records
Friedman Billings Ramsey

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Orginal
Geographic Distribution	Loans	Balance	Balance	Coupon	Score	CLTV

California	66	14,039,500.43	50.61	7.098	621	76.12
Illinois	24	3,541,135.12	12.76	7.624	596	80.30
Massachusetts	10	1,832,042.66	6.60	7.223	669	81.41
Colorado	12	1,757,201.14	6.33	7.057	631	79.58
Florida	7	1,399,352.42	5.04	8.042	612	81.44
Nevada	6	1,078,900.80	3.89	7.872	608	73.49
Texas	11	802,779.90	2.89	8.149	591	81.61
Minnesota	5	762,437.94	2.75	7.290	613	78.01
Arizona	4	424,917.62	1.53	7.608	652	89.09
Connecticut	3	409,500.00	1.48	7.841	622	83.59
Rhode Island	2	379,831.39	1.37	8.981	640	84.83
Washington	2	288,150.00	1.04	6.406	592	85.00
Georgia	2	250,908.93	0.90	7.375	691	90.00
Michigan	3	244,090.00	0.88	8.414	561	76.18
Iowa	3	167,878.53	0.61	9.531	592	74.99
Nebraska	1	125,000.00	0.45	6.500	688	100.00
Idaho	1	79,889.52	0.29	7.875	661	100.00
Virginia	1	74,896.44	0.27	7.875	619	74.26
Indiana	1	59,081.22	0.21	8.250	586	80.00
Pennsylvania	1	23,700.00	0.09	11.400	673	99.96

Total:	165	27,741,194.06	100.00	7.358	620	78.44

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Orginal
Prepayment Penalty Term (Years)	Loans	Balance	Balance	Coupon	Score	CLTV

0	33	3,908,437.74	14.09	7.929	631	80.61
1	3	503,831.39	1.82	8.463	619	79.93
2	58	11,223,954.43	40.46	7.067	629	82.61
3	71	12,104,970.50	43.64	7.398	609	73.80

Total:	165	27,741,194.06	100.00	7.358	620	78.44

Loans with Penalty: 85.91%

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Orginal
Margin (%) - ARM Only	Loans	Balance	Balance	Coupon	Score	CLTV

4.001 - 4.500	9	1,335,675.00	5.81	7.500	574	76.83
4.501 - 5.000	12	1,751,516.58	7.61	7.512	598	83.05
5.001 - 5.500	1	139,943.54	0.61	7.625	649	85.00
5.501 - 6.000	10	2,361,309.56	10.27	6.151	669	83.27
6.001 - 6.500	25	5,260,282.21	22.87	6.587	630	75.94
6.501 - 7.000	18	3,491,387.95	15.18	6.987	621	77.67
7.001 - 7.500	23	4,524,586.13	19.67	7.538	617	79.53
7.501 - 8.000	14	2,651,028.42	11.52	8.026	593	75.42
8.001 - 8.500	3	207,500.46	0.90	8.750	566	77.28
8.501 - 9.000	8	1,175,569.48	5.11	8.958	626	88.70
9.501 - 10.000	2	103,950.55	0.45	9.935	560	75.34

Total:	125	23,002,749.88	100.00	7.241	619	78.91

Min (>0): 4.500%
Max: 9.750%
Weighted Average (>0): 6.642%

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their afiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their afiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an ofer to sell, nor a solicitation of an ofer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An ofering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

First NLC 2005-1 Preliminary Stratifications	165 records
Friedman Billings Ramsey

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
Maximum Mortgage Rate (%)	Mortgage	Principal	Principal	Gross	Credit	Orginal
ARM Only	Loans	Balance	Balance	Coupon	Score	CLTV

12.501 - 13.000	5	779,009.56	3.39	5.949	668	70.35
13.001 - 13.500	18	4,045,191.80	17.59	6.377	651	78.76
13.501 - 14.000	32	6,463,300.04	28.10	6.827	619	78.48
14.001 - 14.500	18	3,362,077.41	14.62	7.428	621	79.88
14.501 - 15.000	33	5,764,445.67	25.06	7.733	595	78.59
15.001 - 15.500	5	980,429.91	4.26	8.203	593	76.96
15.501 - 16.000	10	1,183,944.94	5.15	8.842	605	83.22
16.001 - 16.500	2	320,400.00	1.39	9.125	644	97.15
16.501 - 17.000	2	103,950.55	0.45	9.935	560	75.34

Total:	125	23,002,749.88	100.00	7.241	619	78.91

Min: 12.875%
Max: 17.000%
Weighted Average: 14.241%

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
Maximum Mortgage Rate (%)	Mortgage	Principal	Principal	Gross	Credit	Orginal
ARM Only	Loans	Balance	Balance	Coupon	Score	CLTV

5.501 - 6.000	5	779,009.56	3.39	5.949	668	70.35
6.001 - 6.500	18	4,045,191.80	17.59	6.377	651	78.76
6.501 - 7.000	32	6,463,300.04	28.10	6.827	619	78.48
7.001 - 7.500	18	3,362,077.41	14.62	7.428	621	79.88
7.501 - 8.000	33	5,764,445.67	25.06	7.733	595	78.59
8.001 - 8.500	5	980,429.91	4.26	8.203	593	76.96
8.501 - 9.000	10	1,183,944.94	5.15	8.842	605	83.22
9.001 - 9.500	2	320,400.00	1.39	9.125	644	97.15
9.501 - 10.000	2	103,950.55	0.45	9.935	560	75.34

Total:	125	23,002,749.88	100.00	7.241	619	78.91

Min: 5.875%
Max: 10.000%
Weighted Average (>0): 7.241%

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
Initial Rate Cap (%)	Mortgage	Principal	Principal	Gross	Credit	Orginal
ARM Only	Loans	Balance	Balance	Coupon	Score	CLTV

3.000	125	23,002,749.88	100.00	7.241	619	78.91

Total:	125	23,002,749.88	100.00	7.241	619	78.91

Min: 3.000%
Max: 3.000%
Weighted Average: 3.000%

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
Subsequent Rate Cap (%)	Mortgage	Principal	Principal	Gross	Credit	Orginal
ARM Only	Loans	Balance	Balance	Coupon	Score	CLTV

1.000	125	23,002,749.88	100.00	7.241	619	78.91

Total:	125	23,002,749.88	100.00	7.241	619	78.91

Min: 1.000%
Max: 1.000%
Weighted Average: 1.000%

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their afiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their afiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an ofer to sell, nor a solicitation of an ofer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An ofering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

First NLC 2005-1 Preliminary Stratifications	165 records
Friedman Billings Ramsey

			Percent of	Weighted	Weighted	Weighted
	Number	Outstanding	Outstanding	Average	Average	Average
	of	Principal	Principal	Gross	Credit	Orginal
Months to Next Adjustment Date	Mortgage	Balance	Balance	Coupon	Score	CLTV

20	5	910,577.71	3.96	6.926	684	85.38
21	12	2,551,813.58	11.09	7.209	619	82.06
22	18	3,192,814.94	13.88	7.456	613	80.49
23	11	2,490,310.94	10.83	7.182	636	84.46
24	25	4,902,265.00	21.31	7.018	643	83.60
32	3	448,871.28	1.95	8.308	571	67.37
33	4	528,679.88	2.30	6.943	628	79.30
34	12	1,913,161.55	8.32	7.554	585	66.68
35	12	2,146,550.00	9.33	7.456	631	74.31
36	23	3,917,705.00	17.03	7.126	583	74.44

Total:	125	23,002,749.88	100.00	7.241	619	78.91

Weighted Average: 27

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their afiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their afiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an ofer to sell, nor a solicitation of an ofer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An ofering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.